Exhibit 4.1









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NUMBER                                                              SHARES

COMMON STOCK        [LOGO OF JONES APPAREL GROUP, INC.]     PAR VALUE $.01
                                                         CUSIP 15134E 10 8


      INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                                    SEE REVERSE FOR CERTAIN
                                                                DEFINITIONS

THIS CERTIFIES THAT



IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK of Jones Apparel Group, Inc., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


[CORPORATE SEAL]


/s/ Herbert J. Goodfriend                /s/ Sidney Kimmel
      Secretary                               Chairman

Dated:

                            COUNTERSIGNED AND REGISTERED:
                            MELLON SECURITIES TRUST COMPANY
                                     (NEW YORK)
                                              TRANSFER AGENT
                                              AND REGISTRAR

                            BY


                                        Authorized Signature

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


                         JONES APPAREL GROUP, INC.

      The Corporation will furnish to any shareholder, upon request (without charge), a statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Corporation so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes or series of the shares of the Corporation.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common       UNIF GIFT
TEN ENT -    as tenants by the         MIN ACT -  ........Custodian........
             entireties                           (Cust)            (Minor)
JT TEN  -    as joint tenants with       under Uniform Gifts to
             right of survivorship       Minors Act .......................
             and not as tenants in                       (State)
             common

Additional abbreviations may also be used though not in the above list.

         For value received, ---------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
 OF ASSIGNEE

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                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                   INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      ----------------------
                                        -----------------------------------
                                        Notice: The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of
                                        the Certificate, in every
                                        particular, without alteration or
                                        enlargement, or any change
                                        whatever.